                                  SCHEDULE 14C
                                 (RULE 14c-101)

                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION
       Information Statement Pursuant to SECTION 14(c) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

    Check the appropriate box:
    [ ] Preliminary Information Statement                 [ ] Confidential, For Use of the Commission
                                                          Only
                                                            (as permitted by Rule 14c-5(d)(2))

    [X] Definitive Information Statement

                                UDATE.COM, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

--------------------------------------------------------------------------------

                                UDATE.COM, INC.

                              NEW ENTERPRISE HOUSE
                               ST. HELENS STREET
                                 DERBY DE1 3GY
                                    ENGLAND
                                 (877) 802-7243

                      NOTICE OF ACTION BY WRITTEN CONSENT
                                      OF A
                   MAJORITY OF THE OUTSTANDING COMMON SHARES
                      TAKEN ON OR ABOUT FEBRUARY 23, 2001

To the Shareholders of uDate.com, Inc.:

     Notice is hereby given that the holders of a majority of the outstanding shares of uDate.com, Inc., a California corporation (the "Company"), have acted by written consent to approve a merger that will change the Company's state of incorporation from the State of California to the State of Delaware.

     Only shareholders of record at the close of business on February 23, 2001 are being given Notice of the Action by Written Consent. The Company is not soliciting proxies.

                                          By Order of the Board of Directors

                                                 /s/ HOWARD W. THACKER
                                          --------------------------------------
                                          Secretary

                       WE ARE NOT ASKING YOU FOR A PROXY
                                      AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                UDATE.COM, INC.

                              NEW ENTERPRISE HOUSE
                               ST. HELENS STREET
                                 DERBY DE1 3GY
                                    ENGLAND
                                 (877) 802-7243

                             INFORMATION STATEMENT

                 ACTION BY THE HOLDERS OF A MAJORITY OF SHARES

     This Information Statement is furnished to all holders of shares of uDate.com, Inc., a California corporation (the "Company"), in connection with the action by the holders of a majority of the Company's issued and outstanding shares to change the Company's state of incorporation from the State of California to the State of Delaware. The holders of a majority of the Company's shares acted on or about February 23, 2001. This Information Statement is first being mailed to shareholders on or about March 6, 2001.

     Only shareholders of record at the close of business on February 23, 2001 are entitled to notice of the action taken. There will be no vote by the shareholders of the Company on the reincorporation because the reincorporation has already been approved by the written consent of the holders of a majority of the shares of the Company as allowed by Section 603 of the California General Corporation Law. At February 23, 2001, the Company had outstanding 18,255,000 shares, no par value, each of which was entitled to one vote.

     The reincorporation will be effected pursuant to an Agreement and Plan of Merger between the Company and uDate.com, Inc., a Delaware corporation. Under that agreement, the Company will merge with the Delaware corporation, with the Delaware corporation being the surviving corporation. The reasons for the reincorporation and the Agreement and Plan of Merger are described in more detail in this Information Statement.

                       WE ARE NOT ASKING YOU FOR A PROXY
                                      AND
                   YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                    SUMMARY

     uDate.com, Inc. is presently a California corporation with one class of shares outstanding. The Company's Board of Directors has recommended, and the holders of a majority of the Company's outstanding shares have approved, the merger of the Company with and into a newly formed Delaware corporation, uDate.com, Inc., a wholly owned subsidiary of the Company. The Delaware corporation will be the surviving corporation in the merger and the purpose of the merger is to change the Company's jurisdiction of incorporation from California to Delaware. The California General Corporation Law permits the holders of a majority of a California corporation's outstanding shares to approve a merger by written consent, and the holders of a majority of the Company's shares have approved the merger of the Company with and into the Delaware corporation. Throughout this Information Statement, the terms "uDate California" or the "Company" refer to uDate.com, Inc., the existing California corporation, and the term "uDate Delaware" refers to the new Delaware corporation that is the proposed successor to uDate California. The principal executive offices of both uDate California and uDate Delaware are located at New Enterprise House, St. Helens Street, Derby DE1 3GY, England, and the telephone numbers of both uDate California and uDate Delaware are (877) 802-7243.

     The Delaware corporation that will be the surviving corporation was incorporated under the Delaware General Corporation Law on February 22, 2001, for the purpose of merging with uDate California. It is anticipated that, prior to the merger, uDate Delaware will have no material assets or liabilities and will not have carried on any business other than to endorse the proposed acquisition of Kiss.com, Inc., a Washington corporation ("Kiss.com").

                       WE ARE NOT ASKING YOU FOR A PROXY
                                      AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY

                          REINCORPORATION IN DELAWARE

INTRODUCTION

     For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its shareholders to change the state of incorporation of the Company from California to Delaware (the
"Reincorporation").

     As discussed below, the principal reason for the Reincorporation is the potential advantages of the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords. The Reincorporation was NOT proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors (other than pursuant to the merger agreement with Kiss.com discussed below), or take any action that would materially affect the governance of the Company.

     The Reincorporation will be effected by merging uDate California into uDate Delaware. Upon completion of the merger, uDate California, as a corporate entity, will cease to exist and uDate Delaware will continue to operate the business of the Company under its current name, uDate.com, Inc.

     Pursuant to an Agreement and Plan of Merger between uDate California and uDate Delaware, in substantially the form attached hereto as Appendix A (the "Reincorporation Merger Agreement"), each outstanding share of uDate California will be automatically converted into one share of the common stock of uDate Delaware, par value $0.001 per share ("uDate Delaware Common Stock"), upon the effective date of the merger. Each certificate representing issued and outstanding shares of uDate California will continue to represent the same number of shares of uDate Delaware Common Stock. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING SHARE CERTIFICATES FOR SHARE CERTIFICATES OF UDATE DELAWARE. However, shareholders may exchange their certificates if they so choose. Any shareholder desiring new stock certificates representing common stock of uDate Delaware after the merger may submit their existing stock certificates to uDate Delaware's transfer agent, Corporate Stock Transfer, 370 17th Street, Suite 2350, Denver, Colorado 80202. The shares of uDate California are traded on the OTC Bulletin Board and, after the Reincorporation, uDate Delaware Common Stock will continue to be traded on the OTC Bulletin Board without interruption, under the same symbol ("UDAT") as the shares of uDate California are currently traded.

     Under California law, the affirmative vote of a majority of the outstanding shares of uDate California is required for approval of the Reincorporation Merger Agreement and the other terms of the Reincorporation. The Reincorporation has been unanimously approved by the Company's Board of Directors. Shareholders of uDate California are not being requested to consider and approve the reincorporation proposal at a shareholder's meeting and will not vote on the proposal because it has already been approved by the holders of a majority of the shares of uDate California pursuant to Section 603(a) of the California General Corporation Law, which allows for shareholder action without notice and a meeting. No vote of holders of outstanding shares of uDate California, other than those shareholders who have already approved the action, is necessary for approval of the Reincorporation.

     It is anticipated that the Reincorporation will become effective on or about March 27, 2001 (the "Effective Date"). However, pursuant to the Reincorporation Merger Agreement, the Reincorporation may be abandoned or the Reincorporation Merger Agreement may be amended by the Company's Board of Directors (except that the principal terms may not be amended without shareholder approval) prior to the Effective Date if, in the opinion of the Board of Directors of the Company, circumstances arise which make it inadvisable to proceed under the original terms of the Reincorporation Merger Agreement. In the event the Reincorporation Merger Agreement is terminated or the Reincorporation is abandoned, the Company would remain as a California corporation.

     Shareholders of uDate California will have no dissenters' or appraisal rights with respect to the Reincorporation.

     The discussion set forth below is qualified in its entirety by reference to the Reincorporation Merger Agreement, the Certificate of Incorporation of uDate Delaware, and the Bylaws of uDate Delaware, copies of which are attached as Appendices A, B, and C.

PRINCIPAL REASONS FOR THE REINCORPORATION

     As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company's governance decisions can be based, and the Company believes that shareholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

     Prominence, Predictability, and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing, and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

     Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and to the conduct of a corporation's board of directors, such as under the business judgment rule and other standards. The Company believes that its shareholders will benefit from the well established principles of corporate governance that Delaware law affords.

     Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its articles or certificate of incorporation which reduces or eliminates the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company's desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than California law does.

     California Proposition 211. In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting new directors.

NO CHANGE IN THE NAME, BOARD MEMBERS, BUSINESS, MANAGEMENT, EMPLOYEE BENEFIT PLANS, OR LOCATION OF PRINCIPAL FACILITIES OF THE COMPANY

     The Reincorporation will effect only a change in the legal domicile of the Company and certain other changes of a legal nature including those described in this Information Statement. The Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities, or location of the principal facilities of the Company. The current directors and officers of the Company will become the directors and officers of uDate Delaware. All employee benefits, share options, and warrants of uDate California will be assumed and continued by uDate Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of uDate Delaware Common Stock at the same price per share, upon the same terms, and subject to the same conditions. Other employee benefit arrangements of uDate California will also be continued by uDate Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the merger the shares of uDate Delaware Common Stock will continue to be traded without interruption on the OTC Bulletin Board under the same symbol ("UDAT") as the shares of uDate California are currently traded. The Company believes that the Reincorporation will not affect any of its material contracts with any third parties and that uDate California's rights and obligations under such material contractual arrangements will continue and be assumed by uDate Delaware.

ANTI-TAKEOVER IMPLICATIONS

     Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation was NOT proposed in order to prevent such a change in control, and the Board of Directors is not aware of any present attempt to acquire control of the Company, or to obtain representation on the Board of Directors (other than pursuant to the merger agreement with Kiss.com discussed below).

     In the discharge of its fiduciary obligations to its shareholders, the Board of Directors has evaluated the Company's vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company has considered or may consider in the future certain defensive strategies designed to enhance the Board's ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the establishment of a classified board of directors, the elimination of the right to remove a director other than for cause, the elimination of shareholder action by written consent, and the authorization of preferred shares, the rights and preferences of which may be determined by the Board of Directors. The Certificate of Incorporation and Bylaws of uDate Delaware contain certain of these provisions, and certain effects of the Reincorporation may be considered to have anti-takeover implications. Section 203 of the Delaware General Corporation Law, from which uDate Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an interested stockholder, unless (i) the Board of Directors approves the business combination prior to the transaction; (ii) the interested stockholder owns at least 85% of the outstanding stock of the corporation at the time of the transaction; or (iii) at or subsequent to the transaction the Board of Directors and at least 66 2/3% of the disinterested outstanding voting stock of the corporation approves the transaction. The Certificate of Incorporation of uDate Delaware contains the following provisions that may have anti-takeover implications:

     - a provision authorizing uDate Delaware's Board of Directors to issue preferred stock with rights, privileges, and preferences determined by the Board

     - a provision permitting vacancies on uDate Delaware's Board of Directors to be filled only by a vote of the directors then in office

     - a provision authorizing uDate Delaware's Board of Directors or its President or the Chairman of its Board to call a special meeting of stockholders, but eliminating the ability of any other person to call a special meeting

     - a provision limiting the stockholders' ability to amend uDate Delaware's Bylaws, together with advance notice provisions of those Bylaws

For a detailed discussion of the changes which will be implemented as part of the Reincorporation, see "The Charters and Bylaws of uDate California and uDate Delaware" and "Significant Differences Between the Corporation Laws of California and Delaware" below.

     The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company, to uDate Delaware, and to the owners of their securities because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed share prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; and
(iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation's shares, without affording all shareholders the opportunity to receive the same economic benefits.

     By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the corporation's business, technology, and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the corporation's business not yet reflected in the share price, and equality of treatment of all shareholders.

     Despite the belief of the Board of Directors as to the benefits to shareholders of the Reincorporation, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the shareholders may deem to be in their best interests or in which shareholders may receive a substantial premium for their shares over the then current market value or over their cost bases in such shares. As a result, shareholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of uDate Delaware, such provisions could make it more difficult to change uDate Delaware's existing Board of Directors and management.

THE CHARTERS AND BYLAWS OF UDATE CALIFORNIA AND UDATE DELAWARE

     uDate California has relatively brief Articles of Incorporation, which are supplemented by its Bylaws. Taken as a whole, the provisions of uDate Delaware's Certificate of Incorporation and Bylaws are similar to uDate California's Articles of Incorporation and Bylaws in many respects. This discussion of the Certificate of Incorporation and Bylaws of uDate Delaware is qualified in its entirety by reference to Appendices B and C hereto.

     Number of Authorized Shares. The Articles of Incorporation of uDate California currently authorize the Company to issue up to 50,000,000 shares, no par value. The Certificate of Incorporation of uDate Delaware provides that it will have 150,000,000 authorized shares of common stock, par value $0.001 per share, and 10,000,000 authorized shares of preferred stock, par value $0.001 per share. uDate Delaware's Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences, and rights, and the qualifications, limitations, or restrictions, of the authorized and unissued preferred stock. These rights and privileges may include, among others, dividend rights, voting rights, redemption provisions, liquidation preferences, conversion rights, and preemptive rights.

     The issuance of preferred stock, while providing desirable flexibility in connection with possible acquisitions and other corporate purposes, could adversely affect the voting power or rights of the holders of uDate Delaware Common Stock. In addition, the issuance of preferred stock could make it more difficult for a third party to acquire uDate Delaware, or discourage a third party from attempting to acquire uDate Delaware.

     The authorization of the additional common shares will increase uDate Delaware's ability to issue additional shares without further stockholder action, unless otherwise required by law or the rules of any securities exchange or market on which its securities are then listed or quoted. The availability of these additional shares will enhance uDate Delaware's flexibility in connection with any possible acquisition or merger, stock splits or dividends, financings, and other corporate purposes, and will allow such shares to be issued without a stockholders' meeting, unless a meeting or other action is required by applicable law or the rules of any securities exchange or market on which the corporation's securities are then listed or quoted.

     Monetary Liability of Directors. The Certificate of Incorporation of uDate Delaware provides for the elimination of personal monetary liability of directors to the fullest extent permissible under the laws of Delaware. The Articles of Incorporation of uDate California contain no corresponding provision, but uDate California's Bylaws do require the Company to indemnify the Company's officers and directors against certain liabilities. For a more detailed discussion of the indemnification provisions of the charters and bylaws of uDate California and uDate Delaware, see "Significant Differences Between the Corporation Laws of California and Delaware -- Indemnification and Limitation of Liability."

     Size of Board of Directors; Manner of Filling Vacancies. The Certificate of Incorporation and Bylaws of uDate Delaware and the Bylaws of uDate California each provide for a Board of Directors consisting of not less than three members, until changed by a duly adopted amendment. Under California law, although changes in the number of directors, in general, must be approved by a majority of the outstanding shares, a board of directors may fix the exact number of directors within a stated range set forth in the articles of incorporation or bylaws, if the stated range has been approved by the shareholders. Delaware law permits a board of directors, acting alone, to change the authorized number of directors by amendment to the bylaws, unless the directors are not authorized to amend the bylaws or the number of directors is fixed in the certificate of incorporation (in which case a change in the number of directors may be made only by amendment to the certificate of incorporation following approval of such change by stockholders). uDate Delaware's Certificate of Incorporation provides that the number of directors will be not less than three, with the exact number determined as provided in its Bylaws. uDate Delaware's Certificate of Incorporation also authorizes the Board of Directors to adopt, alter, amend, or repeal the corporation's Bylaws. Following the Reincorporation, the Board of Directors of uDate Delaware could amend the Bylaws to change the size of the Board of Directors without further stockholder approval. After the Reincorporation is completed, the five directors of uDate California will continue as the five directors of uDate Delaware. Lee Zehrer, the principal stockholder of Kiss.com, and Duane A. Dahl, Kiss.com's chief executive officer, will join the Board of Directors following the acquisition of Kiss.com. Directors of uDate Delaware will serve until the earliest of their death, resignation, or removal from the Board or until their successors have been duly elected and qualified.

     Under uDate Delaware's Certificate of Incorporation, any vacancy on the Board of Directors may be filled only by a vote of the directors then in office, and the provision prohibiting stockholders from filling a vacancy on the Board may only be amended by holders of at least 75% of the votes that all stockholders would be entitled to cast in any election of directors. This provision could have the effect of delaying, deferring, or preventing a change of control of uDate Delaware by precluding the holder of a majority of the corporation's stock from amending its bylaws to increase the size of the Board and filling the vacancies with that person's designees for director. This provision may also discourage a person or entity from making a tender offer for uDate Delaware Common Stock because such person or entity, even if it acquired a majority of uDate Delaware's outstanding voting securities, would be able to elect directors only at a duly called stockholders' meeting.

     Cumulative Voting for Directors. Under California law, the shareholders of a California corporation may cumulate their votes in any election of directors, unless the corporation's articles or bylaws have been amended to eliminate cumulative voting. uDate California's Articles and Bylaws had not been so amended. Cumulative voting provides that each share of stock normally having one vote is entitled to a number of votes equal to the number of directors to be elected. A shareholder may then cast all such votes for a single candidate or may allocate them among as many candidates as the shareholder may choose. Under Delaware law, cumulative voting in the election of directors is permitted if the corporation's charter permits it. uDate Delaware's Certificate of Incorporation does not provide for cumulative voting, and, therefore, stockholders of uDate Delaware will not have cumulative voting rights immediately following the Reincorporation. In the absence of cumulative voting, the holders of the majority of the shares present or represented at a meeting in which directors are to be elected would have the power to elect all the directors to be elected at such meeting, and no person could be elected without the support of holders of the majority of shares present or represented at such meeting. Elimination of cumulative voting could make it more difficult for a minority shareholder adverse to a majority of the shareholders to obtain representation on the Board of Directors.

     Power to Call Special Shareholders' Meetings. Under California law and uDate California's Bylaws, a special meeting of shareholders may be called by the Board of Directors, the President, or the holders of shares entitled to cast not less than 10% of the votes at such meeting. California law also provides that a special meeting of shareholders may be called by such additional persons as are authorized by the articles of incorporation or the bylaws. Neither uDate California's Bylaws nor Articles of Incorporation authorize any other person to call a special meeting. Under Delaware law, a special meeting of stockholders may be called by the board of directors or any other person authorized to do so in the certificate of incorporation or the bylaws. uDate Delaware's Certificate of Incorporation authorizes the Board of Directors, the Chairman of the Board, or the President to call a special meeting of stockholders, but does not authorize any stockholder or other person to call a meeting.

     This provision could delay until the next stockholders' meeting actions that are favored by the holders of a majority of uDate Delaware's outstanding voting securities. This provision may also discourage another person or entity from making a tender offer for uDate Delaware Common Stock, because such person or entity, even if it acquired a majority of uDate Delaware's outstanding voting securities, would be able to take action as a stockholder, such as electing new directors or approving a merger, only at a duly called stockholders' meeting.

     Nominations of Director Candidates and Introduction of Business at Shareholder Meetings. uDate California's Bylaws do not provide for any procedure with regard to the nomination of candidates for election as directors and with regard to certain matters to be brought before an annual meeting. The Bylaws of uDate Delaware, however, include an advance notice procedure with regard to the nomination, other than by or at the direction of the Board of Directors, of candidates for election as directors (the "Nomination Procedure") and with regard to certain matters to be brought before an annual meeting or special meeting of stockholders (the "Business Procedure").

     The Nomination Procedure provides that only persons nominated by or at the direction of uDate Delaware's Board of Directors or by a stockholder who has given timely written notice to the Secretary of uDate Delaware prior to the meeting will be eligible for election as directors. The Business Procedure provides that at an annual or special meeting, and subject to any other applicable requirements, only such business may be conducted as has been brought before the meeting by or at the direction of uDate Delaware's Board of Directors or by a stockholder who has given timely written notice to the Secretary of uDate Delaware of such stockholder's intention to bring such business before the meeting. Generally, to be timely, notice must be received by the Company not less than 60 and not more than 90 days prior to the meeting.

     Under the Nomination Procedure, a stockholder's notice to the Company must contain certain information about the nominee, including name, address, the consent to be nominated, and such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee, as well as certain information about the stockholder proposing to nominate that person, including name, address, a representation that the stockholder is a holder of record of shares entitled to vote at the meeting, and a description of all arrangements or understandings between the stockholder and the nominee. Under the Business Procedure, notice relating to the conduct of business at a meeting other than the nomination of directors must contain certain information about the business and about the stockholder who proposes to bring the business before the meeting. If the chairman or other officer presiding at the meeting determines that a person was not nominated in accordance with the Nomination Procedure, such person will not be eligible for election as a director, or if he or she determines that other business was not properly brought before such meeting in accordance with the Business Procedure, such business will not be conducted at such meeting. Nothing in the Nomination Procedure or the Business Procedure will preclude discussion by any stockholder of any nomination or business proposal properly made or brought before an annual or special meeting in accordance with the above-described procedures.

     By requiring advance notice of nominations by stockholders, the Nomination Procedure affords the Board of Directors an opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the Board, to inform the stockholders about such qualifications. By requiring advance notice of proposed business, the Business Procedure provides the Board with an opportunity to inform stockholders of any business proposed to be conducted at a meeting and the Board's position on such proposal, enabling stockholders to decide better whether to attend the meeting or grant a proxy to the Board of Directors as to the disposition of such business. Although the Bylaws of uDate Delaware do not give the Board any power to approve or disapprove stockholder nominations for the election of directors or any other business desired by stockholders to be conducted at a meeting, uDate Delaware's Bylaws may have the effect of precluding a nomination for the election of directors or of precluding other business at a particular meeting if the proper procedures are not followed. In addition, the procedures may discourage or deter a third party from conducting a solicitation of proxies to elect its own slate of directors or otherwise attempting to obtain control of uDate Delaware, even if the conduct of such business or such attempt might be deemed to be beneficial to uDate Delaware and its stockholders.

     uDate Delaware's Certificate of Incorporation provides that the corporation's Board of Directors may amend uDate Delaware's Bylaws at any regular or special meeting at which a quorum is present. In addition, under uDate Delaware's Certificate of Incorporation, the affirmative vote of the holders of at least 75% of the votes that all stockholders would be entitled to cast in any election of directors is required to amend the corporation's Bylaws. This and the other "supermajority" requirements in uDate Delaware's Certificate of Incorporation may discourage or deter a person from attempting to obtain control of uDate Delaware by making it more difficult to amend the Certificate of Incorporation and Bylaws, whether to eliminate provisions that have an anti-takeover effect or those that protect the interests of minority stockholders. The supermajority requirement will make it more difficult for a stockholder or stockholder group to amend uDate Delaware's Bylaws or put pressure on the Board to amend uDate Delaware's Certificate of Incorporation to facilitate a takeover attempt.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF CALIFORNIA AND DELAWARE

     The following provides a summary of major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states' laws.

  Shareholder Approval of Certain Business Combinations

     Delaware. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a "business combination" with an "interested stockholder" for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, 15% or more of the corporation's outstanding voting shares (including any rights to acquire shares pursuant to an option, warrant, agreement, arrangement, or understanding, or upon the exercise of conversion or exchange rights, and shares with respect to which the person or entity has voting rights only). The three-year moratorium imposed by Section 203 on business combinations does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the board of directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least 85% of the corporation's voting shares outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the board approves the business combination and it is also approved at a stockholders' meeting by 66 2/3% of the outstanding voting shares not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by Section 203, the Board of Directors of the Company intends that uDate Delaware be, and uDate Delaware has elected to be, governed by Section 203. The Company believes that most Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

     The Company believes that Section 203 will encourage any potential acquiror to negotiate with uDate Delaware's Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for uDate Delaware in which all stockholders would not be treated equally. Shareholders should note, however, that the application of Section 203 to uDate Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquiror may be offering a substantial premium for uDate Delaware's shares over the then-current market price. Section 203 would also discourage certain potential acquirors unwilling to comply with its provisions.

     California. California law provides that, in the case of a cash and certain other mergers of a California corporation with another corporation, where the latter corporation or certain of its affiliates own shares having more than 50% but less than 90% of the voting power of that first corporation, the merger must be approved by all of the first corporation's shareholders or the California Commissioner of Corporations must determine after a hearing that the terms and conditions of the merger are fair. This provision of California law may have the effect of making a "cash-out" merger by a majority shareholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Delaware Section 203 does provide protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

  Classified Board of Directors

     A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

     Delaware. Delaware law permits a corporation to establish a classified board of directors, pursuant to which the directors can be divided into as many as three classes with staggered three-year terms of office, with only one class of directors standing for election each year. uDate Delaware's Certificate of Incorporation and Bylaws do not provide for a classified board.

     California. Under California law, certain publicly traded companies may adopt a classified board of directors by adopting amendments to their charter or bylaws, which amendments must be approved by the shareholders. uDate California's Articles of Incorporation and Bylaws do not currently provide for a classified board.

  Removal of Directors

     Delaware. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified board of directors or cumulative voting may be removed with or without cause with the approval of at least a majority of the outstanding shares entitled to vote at an election of directors. uDate Delaware's Certificate of Incorporation and Bylaws do not provide for cumulative voting or a classified board. However, the restriction on stockholders' ability to call special meetings, described below, could affect the rapidity with which the holder of a majority of uDate Delaware's voting securities could replace the corporation's directors.

     California. Under California law, any director or the entire board of directors may be removed with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

  Limitation of Liability

     California law and Delaware law both permit a corporation to adopt a charter provision eliminating or limiting, with exceptions, the monetary liability of a director to the corporation or its shareholders for breach of the director's duty.

     Delaware. uDate Delaware's Certificate of Incorporation eliminates the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as directors to the fullest extent permitted by Delaware law, as that law exists currently and as it may be amended in the future. Under Delaware law, such a provision may not eliminate or limit a director's monetary liability for: (i) breaches of the director's duty of loyalty to the corporation or its stockholders; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law;
(iii) the payment of unlawful dividends or stock repurchases or redemptions; or (iv) transactions in which the director received an improper personal benefit. This provision in uDate Delaware's Certificate of Incorporation also does not eliminate or limit a director's liability for violations of federal law (such as the federal securities laws) and certain state laws (including state securities laws), or affect the availability of non-monetary remedies such as injunctive relief or rescission.

     California. California law permits California corporations to include, in their charters, a provision eliminating or limiting the monetary liability of the corporation's directors to the corporation or its shareholders for breaches of their duties as directors, subject to exceptions that are similar but not identical to the exceptions specified by Delaware law. However, uDate California's Articles of Incorporation do not presently include such a provision.

  Indemnification

     California and Delaware each has laws, similar in some respects but not identical, regarding indemnification by a corporation of its officers, directors, employees, and agents.

     Delaware. Delaware law generally permits the indemnification of expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in the defense or settlement of a direct, derivative, or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors or a committee of the board, by independent legal counsel, or by the stockholders, that the person seeking indemnification acted in good faith and in a manner he or she reasonably believed to be in (or not opposed to) the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. Without court approval, however, no indemnification may be made in respect of any action by the corporation, including any derivative action, in which the person was adjudged liable. uDate Delaware's Certificate of Incorporation requires uDate Delaware to indemnify each person who was or is a party, or is threatened to be made a party, to any proceeding by reason of the fact that he or she is or was, or has agreed to become, a director or officer of uDate Delaware, or is or was serving at the request of uDate Delaware as a director, officer, or employee of, or in a similar capacity with, another entity, or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by or for him or her in connection with such proceeding and any related appeal, if he or she acted in good faith and in a manner that he or she reasonably believed to be in, or not opposed to, the best interests of uDate Delaware, and, with respect to any criminal action, had no reasonable cause to believe that his or her conduct was unlawful. These rights of the directors, officers, and other persons to indemnification are addressed in Article Eighth of uDate Delaware's Certificate of Incorporation (which is attached as Appendix B).

     Irrespective of the contents of uDate Delaware's charter documents, Delaware law requires indemnification of reasonable defense expenses incurred by a director or officer, in any such proceeding, to the extent the director or officer was successful in the defense of the proceeding.

     Expenses incurred by an officer or director in defending an action may be advanced before the conclusion of a proceeding, under Delaware law, if the individual undertakes to repay such amounts if it ultimately is determined that he or she is not entitled to indemnification. In addition, Delaware law authorizes a corporation to purchase insurance for the benefit of its officers and directors whether or not the corporation would have the power to indemnify against the liability covered by the policy but subject to limits imposed by insurance law.

     California. California law permits a California corporation to indemnify any director, officer, employee, or agent of the corporation for expenses, monetary damages, fines, and settlement amounts to the extent, as determined by a majority vote of a disinterested quorum of directors, independent legal counsel, disinterested shareholders, or the court in which the proceeding is pending, that the individual acted in good faith and in a manner he or she believed to be in the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe the conduct was unlawful. California law does not permit indemnification if the person is held liable to the corporation, including in a derivative action, except to the extent that an appropriate court concludes that despite the adjudication of liability but in view of all the circumstances, the person is fairly and reasonably entitled to indemnification for those expenses that the court deems proper. uDate California's Bylaws provide that uDate California will indemnify its directors, officers, and employees "against all expenses and liabilities, including counsel fees, reasonably incurred by or imposed upon him in connection with any proceeding to which he may be made a party, or in which he may become involved, by reason of his being or having been a director, officer, employee or agent of [uDate California] or is or was serving at the request of [uDate California] as a director, officer, employee or agent of [uDate California], partnership, joint venture, trust or enterprise, or any settlement thereof, whether or not he is a director, officer, employee or agent at the time such expenses are incurred, except in such cases wherein the director, officer, or employee is adjudged guilty of willful misfeasance or malfeasance in the performance of his duties; provided that in the event of a settlement the indemnification provided [in uDate California's Bylaws] shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interests of [uDate California]."

     Irrespective of the contents of uDate California's charter documents, California law requires indemnification of reasonable defense expenses incurred by a director, officer, employee or agent, in any such proceeding, to the extent the director, officer, employee or agent was successful in the defense of the proceeding.

     Expenses incurred by an officer, director, employee or agent in defending an action may be advanced before the conclusion of a proceeding, under California law, if the individual undertakes to repay such amounts if it ultimately is determined that he or she is not entitled to indemnification. In addition, California law authorizes a corporation to purchase insurance for the benefit of its officers, directors, employees, and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy but subject to limits imposed by insurance law.

  Inspection of Shareholder List and Books and Records

     Both California and Delaware law allow any shareholder to inspect the shareholder list for a purpose reasonably related to such person's interest as a shareholder. California law provides, in addition, for an absolute right to inspect and copy the corporation's shareholder list by persons holding an aggregate of 5% or more of the corporation's voting shares, or shareholders holding an aggregate of 1% or more of such shares who have contested an election of directors. Finally, California law permits any shareholder, on written demand to the corporation, to inspect the corporation's accounting books and records and minutes of proceedings of the shareholders for a purpose reasonably related to the shareholder's interest as such. Delaware law also permits any stockholder of record, upon compliance with procedures specified in the Delaware General Corporation Law, to inspect a list of stockholders entitled to vote at a meeting and the corporation's other books and records for any proper purpose reasonably related to such person's interest as a stockholder. However, Delaware law contains no provision comparable to the absolute right of inspection provided by California law to certain shareholders.

  Dividends and Repurchases of Shares

     California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus, and the like. The concepts of par value, capital, and surplus exist under Delaware law.

     Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding shares of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

     California. Under California law, a corporation may not make any distribution to its shareholders unless either: (i) the corporation's retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution, or (ii) immediately after giving effect to such distribution, the corporation's assets (exclusive of goodwill, capitalized research and development expenses, and deferred charges) would be at least equal to 125% of its liabilities (not including deferred taxes, deferred income, and other deferred credits), and the corporation's current assets would be at least equal to its current liabilities (or 125% of its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

  Shareholder Voting

     Amendment of Charter Documents. Under California and Delaware law, the provisions of a corporation's charter document may be amended by the affirmative vote of the holders of a simple majority of the outstanding shares entitled to vote on such an amendment. California law permits the board to amend the corporation's articles of incorporation after shares have been issued without a vote of shareholders in certain circumstances, including to adopt an amendment effecting a stock split only. Delaware law contains no comparable provision.

     Statutory Mergers. Delaware law does not require the vote of the stockholders of a Delaware parent corporation whose subsidiary is involved in a merger with another corporation unless the parent corporation itself is a "constituent corporation" in the merger. Under California law, the vote of the shareholders of a California parent corporation is required in certain circumstances when the California corporation's subsidiary merges with another corporation. Those circumstances include the situation in which shares of the California parent corporation are issued to the shareholders of the acquired company and the shareholders of the California parent corporation immediately prior to the merger own less than 83.3% of the California parent corporation's shares immediately following the merger.

     Both California and Delaware law generally require that the holders of a majority of the shares of the constituent corporations in a statutory merger approve the merger. However, Delaware law does not require a vote of stockholders of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the corporation's existing certificate of incorporation; (ii) each share of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (iii) either no shares of common stock of the surviving corporation and no shares, securities, or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities, or obligations to be issued or delivered under such plan do not exceed 20% of the shares of common stock of such corporation outstanding immediately prior to the effective date of the merger. California law contains a similar exception to its voting requirements for reorganizations where shareholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity.

  Action by Written Consent

     Under California law, and unless otherwise provided in a California corporation's articles of incorporation, any action that may be taken at a shareholders' meeting may be taken without a meeting if a written consent, setting forth the action so taken, is signed by the holders of outstanding shares having sufficient votes to take such action at a meeting at which all shares entitled to vote on such action were present and voting. uDate California's Articles of Incorporation do not contain any provision limiting the ability of shareholders to take action by written consent. Under Delaware law, and unless otherwise provided in a Delaware corporation's certificate of incorporation, any action that may be taken at a stockholders' meeting may be taken without a meeting if a written consent, setting forth the action so taken, is signed by the holders of outstanding stock having sufficient votes to take such action at a meeting at which all shares entitled to vote on such action were present and voting. uDate Delaware's Certificate of Incorporation does not contain any provision limiting the ability of stockholders to take action by written consent.

  Appraisal Rights

     Under both California and Delaware law, a shareholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights, pursuant to which such shareholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

     Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (i) with respect to the sale, lease, or exchange of all or substantially all of the assets of a corporation; (ii) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (iii) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

     California. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. Shareholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least 5% of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the shareholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% of the voting power of the surviving or acquiring corporation or its parent entity. California law generally affords appraisal rights in sale of assets reorganizations. Under California dissenters' law, fair market value is measured as of the day before the first announcement of the terms of a merger, excluding any appreciation or depreciation in stock value as a result of the proposed action.

  Fairness Opinion Requirement

     California law provides that, except in certain circumstances, when a tender offer or a proposal for a reorganization or for a sale of assets is made by an interested party (generally a controlling or managing party of the target corporation), an affirmative opinion in writing as to the fairness of the consideration to be paid to the shareholders must be delivered to the shareholders. This fairness opinion requirement does not apply to a corporation that does not have shares held of record by at least 100 persons, or to a transaction that has been qualified under California state securities laws. Furthermore, if a tender of shares or vote is sought pursuant to an interested party's proposal and a later proposal is made by another party at least ten days prior to the date of acceptance of the interested party proposal, the shareholders must be informed of the later offer and be afforded a reasonable opportunity to withdraw any vote, consent, or proxy, or to withdraw any tendered shares. Delaware law has no comparable provision.

  Dissolution

     Under California law, shareholders holding 50% or more of the total voting power of the corporation may require a corporation's dissolution, with or without the approval of the corporation's board of directors, and this right may not be modified by the articles of incorporation. Shareholders not voting for dissolution of the corporation may avoid the dissolution of the corporation by purchasing for cash at fair value the shares owned by the parties initiating the dissolution proceeding. Under Delaware law, unless the board of directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation's stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions. uDate Delaware's Certificate of Incorporation contains no such supermajority voting requirement.

  Interested Director Transactions

     Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable simply because of such interest, provided that certain conditions are met, such as obtaining required disinterested board approval, fulfilling the requirements of good faith and full disclosure, or proving the fairness of the transaction. With certain minor exceptions, the conditions are similar under California and Delaware law.

  Loans to Officers and Employees

     Under California law, any loan or guaranty to or for the benefit of a director or officer of the corporation or its parent requires approval of the corporation's shareholders unless such loan or guaranty or an employee benefit plan authorizing the loan or guaranty was approved by shareholders owning a majority of the outstanding shares of the corporation. However, under California law, shareholders of any corporation with 100 or more shareholders of record may approve a bylaw authorizing the board of directors alone to approve loans or guaranties to or on behalf of officers (whether or not such officers are directors) if the board determines that any such loan or guaranty may reasonably be expected to benefit the corporation. Under Delaware law, a Delaware corporation may make loans to, guarantee the obligations of, or otherwise assist its officers or other employees and those of its subsidiaries (including directors who are also officers or employees) when such action, in the judgment of the directors, may reasonably be expected to benefit the corporation.

  Shareholder Derivative Suits

     California law provides that a shareholder bringing a derivative action on behalf of a corporation need not have been a shareholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff shareholder to furnish a security bond. Delaware does not have a similar bonding requirement.

APPLICATION OF THE GENERAL CORPORATION LAW OF CALIFORNIA TO DELAWARE
CORPORATIONS

     Under Section 2115 of the California General Corporation Law, certain corporations not organized under California law that have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. Section 2115 applies provisions of California law to a corporation if more than one-half of the corporation's outstanding voting securities are held of record by persons having California addresses, and if the average of the "property factor, payroll factor, and sales factor" under California law exceeds 50%. However, an exemption from Section 2115 is provided for corporations whose shares are listed on the New York or American Stock Exchange or designated as Nasdaq national market securities. Although uDate Delaware Common Stock will not be listed on such an exchange or quoted on Nasdaq immediately following the Reincorporation, uDate Delaware anticipates that more than one-half of its outstanding voting securities will not be held of record by persons with California addresses, and therefore provisions of the California General Corporation Law will not be applied to uDate Delaware pursuant to
Section 2115, immediately following the Reincorporation.

EFFECT OF THE REINCORPORATION ON THE COMPANY'S MERGER WITH KISS.COM

     On February 14, 2001, the Company announced that it had reached an agreement to acquire Seattle-based Kiss.com. Under the Agreement and Plan of Merger dated as of February 13, 2001 (the "Kiss.com Agreement") among the Company, KCI Acquisition Corp., a Delaware corporation that is a wholly owned subsidiary of the Company (the "Acquisition Subsidiary"), Kiss.com, and Lee Zehrer, the Company will issue 6,250,000 shares and notes with an aggregate principal amount of $5,000,000 in consideration for all of Kiss.com's issued and outstanding shares, and Kiss.com will merge with and into the Acquisition Subsidiary, with the Acquisition Subsidiary surviving the merger. Upon the completion of these transactions, Kiss.com will become a wholly owned subsidiary of the Company, and the Company will add Messrs. Zehrer and Dahl to the Company's Board of Directors.

     Kiss.com and Mr. Zehrer have the right under the Kiss.com Agreement to approve the Reincorporation and the Certificate of Incorporation and Bylaws of uDate Delaware. On February 23, 2001, Kiss.com, Mr. Zehrer, the Company, the Acquisition Subsidiary, and uDate Delaware executed a waiver agreement (the

"Waiver Agreement"). In the Waiver Agreement, Kiss.com and Mr. Zehrer consented to the Reincorporation and the Certificate of Incorporation and Bylaws of uDate Delaware. The Waiver Agreement also amended the Kiss.com Agreement, so that, following the Reincorporation all references in the Kiss.com Agreement to the Company and its shares will be references to uDate Delaware and uDate Delaware Common Stock, and upon completion of the acquisition of Kiss.com, Kiss.com will be a wholly owned subsidiary of uDate Delaware and Messrs. Zehrer and Dahl will be added to the Board of Directors of uDate Delaware.

     If the Company were a California corporation at the time of the merger involving Kiss.com, the Company's shareholders would have the right to vote on the proposed merger with Kiss.com and would have dissenter's rights under the California General Corporation Law. Because it is anticipated that the Reincorporation will be completed prior to the acquisition of Kiss.com, the Company's shareholders will not have these rights.

     The Company's Board of Directors believes that it is in the best interest of the Company and its shareholders to complete the acquisition of Kiss.com as quickly as possible. The Company also believes that, if a vote of shareholders on the acquisition of Kiss.com were required, the holders of a majority of the Company's issued and outstanding shares would approve the acquisition by written consent and no other vote of shareholders would take place. However, if a vote of the Company's shareholders on the Kiss.com acquisition were required, the Company would also be required to send its shareholders an information statement containing financial and other information regarding Kiss.com, and the Company's shareholders would be able to exercise dissenter's rights under California law. Either or both of these could delay the completion of the Company's acquisition of Kiss.com. For this reason, among others, the Company believes that completing the Reincorporation prior to the acquisition of Kiss.com is in the best interest of the Company and its shareholders.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     The following is a discussion of certain United States federal income tax considerations that may be relevant to holders of shares of uDate California who receive uDate Delaware Common Stock in exchange for their shares of uDate California as a result of the Reincorporation. The discussion addresses only the specific United States federal income tax consequences set forth below and does not address any other federal, state, local or foreign income, estate, gift, transfer, sales, use, or other tax consequences that may result from the Reincorporation or any other transaction including any transaction undertaken in connection with the Reincorporation and including the Company's merger with Kiss.com. The discussion does not address all of the tax consequences of the Reincorporation that may be relevant to particular uDate California shareholders, such as dealers in securities, or those uDate California shareholders who acquired their shares upon the exercise of share options, nor does it address the tax consequences to holders of options or warrants to acquire shares of uDate California. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL, AND FOREIGN TAX LAWS.

     Subject to the limitations, qualifications, and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended ("Code"), the following tax consequences generally should result:

          (a) No gain or loss should be recognized by holders of shares of uDate California upon receipt of uDate Delaware Common Stock pursuant to the Reincorporation;

          (b) The aggregate tax basis of the uDate Delaware Common Stock received by each shareholder in the Reincorporation should be equal to the aggregate tax basis of the shares of uDate California surrendered in exchange therefor; and

          (c) The holding period of the uDate Delaware Common Stock received by each shareholder of uDate California should include the period for which such shareholder held the shares of uDate California surrendered in exchange therefor, provided that such shares of uDate California were held by the shareholder as a capital asset at the time of the Reincorporation.

     The Company has not requested a ruling from the Internal Revenue Service, nor an opinion from its outside legal counsel, with respect to the federal income tax consequences of the Reincorporation under the Code. In any case, such an opinion would neither bind the IRS nor preclude it from asserting a contrary position.

     State, local, or foreign income tax consequences to shareholders may vary from the federal tax consequences described above.

     The Company should not recognize gain or loss for federal income tax purposes as a result of the Reincorporation, and uDate Delaware should succeed, without adjustment, to the federal income tax attributes of uDate California.

SECURITIES ACT CONSEQUENCES

     The shares of the uDate Delaware Common Stock to be issued in exchange for shares of uDate California are not being registered under the Securities Act of 1933. In that regard, uDate Delaware is relying on Rule 145(a)(2) under the Securities Act of 1933, which provides that a merger which has "as its sole purpose" a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act of 1933, and on interpretations of that rule by the Securities and Exchange Commission ("SEC") which indicate that the making of certain changes in the Company's Articles of Incorporation which could otherwise be made only with the approval of the shareholders of either corporation does not render Rule 145(a)(2) inapplicable.

     After the Reincorporation, uDate Delaware will continue to file periodic reports and other documents with the SEC and provide to its stockholders the same type of information that the Company has previously filed and provided. Stockholders holding restricted shares of uDate California will have shares of uDate Delaware Common Stock that are subject to the same restrictions on transfer as those to which their present shares are subject, and their stock certificates, if surrendered for replacement certificates representing shares of uDate Delaware Common Stock, will bear the same restrictive legend as appears on their present stock certificates. For purposes of computing compliance with the holding period requirement of Rule 144 under the Securities Act of 1933, stockholders will be deemed to have acquired their shares of uDate Delaware Common Stock on the date full payment of the purchase price was made for the shares of uDate California. In summary, uDate Delaware and its stockholders will be in the same respective positions under Rule 144 after the merger as were uDate California and its shareholders prior to the merger.

                       INTEREST OF CERTAIN PERSONS IN OR
                     OPPOSITION TO MATTERS TO BE ACTED UPON

     No person who has been a director or officer of the Company at any time since the beginning of the last fiscal year, nominee for election as a director of the Company, nor associate of the foregoing persons has any substantial interest, direct or indirect, in the Company's change of state of incorporation that differs from that of other shareholders of the Company. No director of the Company opposed the Reincorporation.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of February 15, 2001 with respect to the beneficial ownership of the shares of uDate California by each person known to the Company to own beneficially more than 5% of the Company's outstanding shares, each of the Company's directors and executive officers, and the directors and executive officers as a group. The percentages shown are based on 18,255,000 common shares outstanding as of February 15, 2001.

     The number of shares beneficially owned by each 5% shareholder, director, or executive officer is determined under rules of the SEC. Under such rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and also includes any shares which the individual or entity has the right to acquire on or before April 15, 2001 through the exercise of share options, and any reference in the footnotes to this table to shares subject to share options refers only to share options that are so exercisable. For purposes of computing the percentage of outstanding shares held by each person or entity, any shares which that person or entity has the right to acquire on or before April 15, 2001 are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, each person or entity has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Unless otherwise indicated, the address for each person below is New Enterprise House, St. Helens Street, Derby DE1 3GY, England.

                                                                         AMOUNT AND NATURE
                                                                      OF BENEFICIAL OWNERSHIP
                      NAME AND ADDRESS                        ---------------------------------------
                    OF BENEFICIAL OWNER                       NUMBER OF SHARES   PERCENTAGE OF SHARES
                    -------------------                       ----------------   --------------------
Atlas Trust Company (Jersey) Limited (1)....................     10,711,831              58.7%
     P.O. Box 246, Suite 1
     17 Queen Street
     St. Helier, Jersey, JE4 5PP Channel Islands
Innovative Finance Limited (2)..............................      1,500,000               8.0
     TrustNet Chambers
     Box 3444
     Roadtown, Tortola
     British Virgin Islands
Melvyn Morris (3)...........................................            -0-               -0-
     Chief Executive Officer and Director
Howard Thacker (4)..........................................            -0-               -0-
     Chief Operating Officer and Director
Martin Clifford.............................................            -0-               -0-
     Executive Vice President and Director
Anthony Dunn................................................            -0-               -0-
     Chief Technology Officer
Ken Olisa...................................................            -0-               -0-
     Director
Geoff Shingles..............................................            -0-               -0-
     Director
All directors and executive officers as a group (6 persons)
  (5).......................................................            -0-               -0-

---------------
(1) Represents shares held of record by Atlas Trust Company (Jersey) Limited ("Atlas") in its capacity as trustee of the Employee Benefits and Shares Trust (the "III Trust") of Internet Investments Inc. ("III"). Atlas exercises voting and investment control over the III Trust in its capacity as trustee.

(2) Includes 500,000 shares subject to a warrant exercisable within 60 days after February 15, 2001 and 150,000 shares held by The Continental Trust Company Limited.

(3) Does not include 10,711,831 shares of common stock beneficially owned by the III Trust. Mr. Morris is a director of III and a protector of the III Trust. In his capacity as protector, Mr. Morris has the authority to replace the trustee of the III Trust, but does not have or share voting or investment power over the III Trust. Mr. Morris disclaims beneficial ownership of these shares.

(4) Does not include 10,711,831 shares of common stock beneficially owned by the III Trust. Mr. Thacker is a director of III and a protector of the III Trust. In his capacity as protector, Mr. Thacker has the authority to replace the trustee, but does not have or share voting or investment power over the III Trust. Mr. Thacker disclaims beneficial ownership of these shares.

(5) See notes 3 and 4 above.

CHANGE OF CONTROL

     Pursuant to the terms of a Share Exchange Agreement dated as of May 23, 2000 (the "Share Exchange Agreement"), the Company (formerly Anthem Recording West, Inc.) issued 10,711,831 of its shares to Atlas Trust Company (Jersey) Limited ("Atlas"), trustee of the Employee Benefits and Shares Trust of Internet Investments, Inc., a Bahamanian company, in exchange for all of the issued and outstanding shares of capital stock of Internet Investments Inc. and uDate.com, Ltd., a United Kingdom corporation. As a result, Atlas purchased an aggregate of approximately 59% of the issued and outstanding shares of the Company pursuant to the Share Exchange Agreement.

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER
                               OF UDATE.COM, INC.
                            (A DELAWARE CORPORATION)
                              AND UDATE.COM, INC.
                           (A CALIFORNIA CORPORATION)

     THIS AGREEMENT AND PLAN OF MERGER dated as of           , 2001 (this
"Agreement") is made by and between uDate.com, Inc., a Delaware corporation ("uDate Delaware"), and uDate.com, Inc., a California corporation ("uDate California"). uDate Delaware and uDate California are sometimes referred to herein as the "Constituent Corporations."

                                    RECITALS

     A. uDate Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 160,000,000 shares, 150,000,000 of which are designated "Common Stock," par value $0.001 per share, and 10,000,000 of which are designated "Preferred Stock," par value $0.001 per share. The Preferred Stock of uDate Delaware is undesignated as to
series, rights, preferences, privileges or restrictions. As of           , 2001,
1000 shares of Common Stock were issued and outstanding, all of which are held by uDate California, and no shares of Preferred Stock were issued and outstanding.

     B. uDate California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 50,000,000 shares, without par value (the "uDate California Common Stock"). As of
          , 2001,           shares of uDate California Common Stock were issued
and outstanding.

     C. The Board of Directors of uDate California has determined that, for the purpose of effecting the reincorporation of uDate California in the State of Delaware, it is advisable and in the best interests of uDate California and its shareholders that uDate California merge with and into uDate Delaware upon the terms and conditions herein provided.

     D. The respective Boards of Directors of uDate Delaware and uDate California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and majority shareholder and executed by the undersigned officers.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, uDate Delaware and uDate California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

                                   I. MERGER

     1.1 Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, uDate California shall be merged with and into uDate Delaware (the "Merger"), the separate existence of uDate California shall cease and uDate Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware, and uDate Delaware shall be, and is herein sometimes referred to as, the "Surviving Corporation." The name of the Surviving Corporation shall be "uDate.com, Inc."

     1.2 Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

          (a) This Agreement and Plan of Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

          (b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof; and

          (c) An executed counterpart of this Agreement or a Certificate of Merger meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

          (d) A copy of the agreement, certificate, or other document filed by uDate Delaware in Delaware for the purpose of effecting the merger, which copy shall be certified by the public officer having custody of the original, shall have been filed in the State of California, or there shall have been filed in the State of California the document or documents described in any one of paragraphs (1), (2), or (3) of Section 1108(d) of the California Corporations Code.

The date and time when the Merger shall become effective, as aforesaid, is herein called the "Effective Date of the Merger."

     1.3 Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of uDate California shall cease, and uDate Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and uDate California's Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of uDate California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of uDate Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of uDate California in the same manner as if uDate Delaware had itself incurred them, all as more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

                 II. CHARTER DOCUMENTS, DIRECTORS AND OFFICERS

     2.1 Certificate of Incorporation. The Certificate of Incorporation of uDate Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.2 Bylaws. The Bylaws of uDate Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

     2.3 Directors and Officers. The directors and officers of uDate Delaware immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

                 III. MANNER OF CONVERSION OF STOCK AND RIGHTS

     3.1 uDate California Common Stock. Upon the Effective Date of the Merger, each share of uDate California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation.

     3.2 uDate California Options and Stock Purchase Rights.

          (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option plans and all other employee benefit plans of uDate California. Each outstanding and unexercised option or other right to purchase uDate California Common Stock shall become an option or right to purchase the Surviving Corporation's Common Stock on the basis of one share of the Surviving Corporation's Common Stock for each share of uDate California Common Stock issuable pursuant to any such option or stock purchase right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such uDate California option or stock purchase right at the Effective Date of the Merger.

          (b) A number of shares of the Surviving Corporation's Common Stock shall be reserved for issuance upon the exercise of options and stock purchase rights equal to the number of shares of uDate California Common Stock so reserved immediately prior to the Effective Date of the Merger.

     3.3 uDate Delaware Common Stock. Upon the Effective Date of the Merger, each share of Common Stock, par value $0.001 per share, of uDate Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by uDate Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

     3.4 Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of uDate California Common Stock may, at such stockholder's option, but need not, surrender the same for cancellation to the transfer agent for the uDate California Common Stock, as exchange agent (the "Exchange Agent"), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation's Common Stock into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of uDate California Common Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation's Common Stock into which such shares of uDate California Common Stock were converted in the Merger.

     The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

     Each certificate representing Common Stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of uDate California so converted and given in exchange therefor, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

     If any certificate for shares of uDate Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to uDate Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of uDate Delaware that such tax has been paid or is not payable.

                                  IV. GENERAL

     4.1 Covenants of uDate Delaware. uDate Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

          (a) qualify to do business as a foreign corporation in the State of California and in connection therewith appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

          (b) file any and all documents with the California Franchise Tax Board necessary for the assumption by uDate Delaware of all of the franchise tax liabilities of uDate California;

          (c) file a document meeting the requirements of Section 1108(d) of the California General Corporation Law with the Secretary of State of the State of California; and

          (d) take such other actions as may be required by the California General Corporation Law.

     4.2 Further Assurances. From time to time, as and when required by uDate Delaware or by its successors or assigns, there shall be executed and delivered on behalf of uDate California such deeds and other instruments, and there shall be taken or caused to be taken by uDate Delaware and uDate California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by uDate Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of uDate California and otherwise to carry out the purposes of this Agreement, and the officers and directors of uDate Delaware are fully authorized in the name and on behalf of uDate California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

     4.3 Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either uDate California or of uDate Delaware, or of both, notwithstanding the approval of this Agreement by the shareholders of uDate California or by the sole stockholder of uDate Delaware, or by both.

     4.4 Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not, unless approved by the stockholders required by law: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any capital stock of any Constituent Corporation.

     4.5 Registered Office. The registered office of the Surviving Corporation in the State of Delaware is 1209 Orange Street, Wilmington, Delaware, County of New Castle, and is the registered agent of the Surviving Corporation at such address.

     4.6 Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at New Enterprise House, St. Helens Street, Derby DE1 3GY, England, and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

     4.7 Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

     4.8 Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of uDate.com, Inc., a Delaware corporation, and uDate.com, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

                                            uDate.com, Inc., a California
                                            corporation

Attest:


By:                                                         By:
    -------------------------------------------------       -------------------------------------------------
    Name:                                                       Name:
    Title:                                                      Title:

                                                            uDate.com, Inc., a Delaware corporation

Attest:

By:                                                         By:
    -------------------------------------------------       -------------------------------------------------
    Name:                                                       Name:
    Title:                                                      Title:

                                   APPENDIX B

                          CERTIFICATE OF INCORPORATION
                                       OF
                                UDATE.COM, INC.

     FIRST.  The name of the Corporation is:

                                uDate.com, Inc.

     SECOND. The address of the Corporation's registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

     FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 160,000,000 shares, consisting of
(i) 150,000,000 shares of Common Stock, $0.001 par value per share ("Common Stock"), and (ii) 10,000,000 shares of Preferred Stock, $0.001 par value per share ("Preferred Stock").

     The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Corporation.

A. Common Stock.

     1. General. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights of the holders of the Preferred Stock of any series as may be designated by the Board of Directors upon any issuance of the Preferred Stock of any series.

     2. Voting. The holders of the Common Stock shall have voting rights at all meetings of stockholders, each such holder being entitled to one vote for each share thereof held by such holder. There shall be no cumulative voting.

     The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the General Corporation Law of Delaware.

     3. Dividends. Dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding Preferred Stock.

     4. Liquidation. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders, subject to any preferential rights of any then outstanding Preferred Stock.

B. Preferred Stock.

     Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation as hereinafter provided. Any shares of Preferred Stock which may be redeemed, purchased or acquired by the Corporation may be reissued except as otherwise provided by law. Different series of Preferred Stock shall not be construed to constitute different classes of shares for the purposes of voting by classes unless expressly provided.

     Authority is hereby expressly granted to the Board of Directors from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issuance of the shares thereof, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the General Corporation Law of Delaware. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the designation or issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.

     FIFTH. Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

     SIXTH. In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation's By-laws. The affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present shall be required to adopt, amend, alter or repeal the Corporation's By-laws. The Corporation's By-laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-Laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article SIXTH.

     SEVENTH. Except to the extent that the General Corporation Law of Delaware prohibits the elimination or limitation of liability of directors for breaches of fiduciary duty, no director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director, notwithstanding any provision of law imposing such liability. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

     EIGHTH.

     1. Actions, Suits and Proceedings Other than by or in the Right of the Corporation. The Corporation shall indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as the "Indemnitees" and each such person, an "Indemnitee"), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

     2. Actions or Suits by or in the Right of the Corporation. The Corporation shall indemnify any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer, partner, employee or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys' fees) and, to the extent permitted by law, amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless the Court of Chancery of Delaware shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses (including attorneys' fees) and then only to the extent that the Court of Chancery of Delaware shall deem proper.

     3. Indemnification for Expenses of Successful Party. Notwithstanding the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article EIGHTH, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, he shall be indemnified against all expenses (including attorneys' fees) actually and reasonably incurred by him or on his behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee,
(ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or nolo contendere by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe his conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

     4. Notification and Defense of Claim. As a condition precedent to his right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving him for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such action, suit, proceeding or investigation, other than as provided below in this Section
4. The Indemnitee shall have the right to employ his own counsel in connection with such action, suit, proceeding or investigation, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation,
(ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action, suit, proceeding or investigation or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, suit, proceeding or investigation, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause
(ii) above. The Corporation shall not be required to indemnify the Indemnitee under this Article for any amounts paid in settlement of any action, suit, proceeding or investigation effected without its written consent. The Corporation shall not settle any action, suit, proceeding or investigation in any manner which would impose any penalty or limitation on the Indemnitee without the Indemnitee's written consent. Neither the Corporation nor the Indemnitee will unreasonably withhold or delay its consent to any proposed settlement.

     5. Advance of Expenses. Subject to the provisions of Section 6 of this Article EIGHTH, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article EIGHTH of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys' fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that the payment of such expenses incurred by the Indemnitee in advance of the final disposition of such matter shall be made only upon receipt of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined that the Indemnitee is not entitled to be indemnified by the Corporation as authorized in this Article; and further provided that no such advancement of expenses shall be made if it is determined (in the manner described in Section
6) that (i) the Indemnitee did not act in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, or (ii) with respect to any criminal action or proceeding, the Indemnitee had reasonable cause to believe his conduct was unlawful. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

     6. Procedure for Indemnification. In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article EIGHTH, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section 1, 2 or 5 of this Article EIGHTH the Corporation determines within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1, 2 or 5 of this Article EIGHTH, as the case may be. Any such indemnification, unless ordered by a court, shall be made with respect to requests under Section 1 or 2 only as authorized in the specific case upon a determination by the Corporation that the indemnification of the Indemnitee is proper because the Indemnitee has met the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance (a) by a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question ("disinterested directors"), whether or not a quorum, (b) by a majority vote of a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c), if there are no disinterested directors, or if disinterested directors so direct, by independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation) in a written opinion, or (d) by the stockholders of the Corporation.

     7. Remedies. The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to
Section 6 of this Article EIGHTH that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. The Indemnitee's expenses (including attorneys' fees) incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

     8. Limitations. Notwithstanding anything to the contrary in this Article, except as set forth in Section 7 of the Article EIGHTH, the Corporation shall not indemnify an Indemnitee in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Article, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

     9. Subsequent Amendment. No amendment, termination or repeal of this Article or of the relevant provisions of the General Corporation Law of Delaware or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

     10. Other Rights. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

     11. Partial Indemnification. If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys' fees), judgments, fines or amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys' fees), judgments, fines or amounts paid in settlement to which the Indemnitee is entitled.

     12. Insurance. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of Delaware.

     13. Savings Clause. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys' fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article that shall not have been invalidated and to the fullest extent permitted by applicable law.

     14. Definitions.  Terms used herein and defined in Section 145(h) and
Section 145(i) of the General Corporation Law of Delaware shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

     NINTH. This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

     1. Number of Directors; Election of Directors. The number of directors of the Corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be determined from time to time by, or in the manner provided in, the By-laws of the Corporation. Election of directors need not be by written ballot, except as and to the extent provided in the By-laws of the Corporation.

     2. Quorum. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 1 of this Article NINTH constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

     3. Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by this Certificate of Incorporation, or by the By-laws of the Corporation.

     4. Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election of the class for which such director shall have been chosen, subject to the election and qualification of his successor and to his earlier death, resignation or removal.

     5. Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the By-laws of the Corporation.

     6. Amendments to Article. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article NINTH.

     TENTH. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board or the President, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provision of law, this Certificate of Incorporation or the By-laws of the Corporation, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

     ELEVENTH. The name and mailing address of the sole incorporator are as follows:

            NAME                                  MAILING ADDRESS
            ----                                  ---------------
Martin R. Clifford                          uDate.com, Inc.
                                            New Enterprise House
                                            St. Helens Street
                                            Derby DE1 3GY
                                            UNITED KINGDOM

     TWELFTH. The names and mailing addresses of the persons who are to serve as directors of the Corporation until the first annual meeting of stockholders or until their successors are elected and qualify are as follows:

            NAME                                  MAILING ADDRESS
            ----                                  ---------------
Melvyn Morris                               uDate.com, Inc.
                                            New Enterprise House
                                            St. Helens Street
                                            Derby DE1 3GY
                                            UNITED KINGDOM
Martin R. Clifford                          uDate.com, Inc.
                                            New Enterprise House
                                            St. Helens Street
                                            Derby DE1 3GY
                                            UNITED KINGDOM
Kenneth A. Olisa                            uDate.com, Inc.
                                            New Enterprise House
                                            St. Helens Street
                                            Derby DE1 3GY
                                            UNITED KINGDOM
Godfrey S. Shingles                         uDate.com, Inc.
                                            New Enterprise House
                                            St. Helens Street
                                            Derby DE1 3GY
                                            UNITED KINGDOM
Howard W. Thacker                           uDate.com, Inc.
                                            New Enterprise House
                                            St. Helens Street
                                            Derby DE1 3GY
                                            UNITED KINGDOM

     IN WITNESS WHEREOF, the undersigned has executed this Certificate of Incorporation this 22nd day of February, 2001.

                                          By:    /s/ MARTIN R. CLIFFORD
                                            ------------------------------------
                                            Name: Martin R. Clifford
                                            Title:  Incorporator

                                   APPENDIX C

                                    BY-LAWS
                                       OF
                                UDATE.COM, INC.

                                   ARTICLE I

                                  STOCKHOLDERS

     1.1 Place of Meetings. All meetings of stockholders shall be held at such place as may be designated from time to time by the Board of Directors, the Chairman of the Board or the President or, if not so designated, at the principal office of the corporation.

     1.2 Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date and at a time designated by the Board of Directors, the Chairman of the Board or the President (which date shall not be a legal holiday in the place where the meeting is to be held). If no annual meeting is held in accordance with the foregoing provisions, a special meeting may be held in lieu of the annual meeting, and any action taken at that special meeting shall have the same effect as if it had been taken at the annual meeting, and in such case all references in these By-laws to the annual meeting of the stockholders shall be deemed to refer to such special meeting.

     1.3 Special Meetings. Special meetings of stockholders for any purpose or purposes may be called at any time by the Board of Directors, the Chairman of the Board or the President, but such special meetings may not be called by any other person or persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

     1.4 Notice of Meetings. Except as otherwise provided by law, written notice of each meeting of stockholders, whether annual or special, shall be given not less than 10 nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the Delaware General Corporation Law) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, date and time of the meeting and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If notice is given by mail, such notice shall be deemed given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the Delaware General Corporation Law.

     1.5 Voting List. The Secretary shall prepare, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least 10 days prior to the meeting: (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the corporation. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

     1.6 Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-laws, the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person, present by means of remote communication in a manner, if any, authorized by the Board of Directors in its sole discretion, or represented by proxy, shall constitute a quorum for the transaction of business. A quorum, once established at a meeting, shall not be broken by the withdrawal of enough votes to leave less than a quorum.

     1.7 Adjournments. Any meeting of stockholders may be adjourned from time to time to any other time and to any other place at which a meeting of stockholders may be held under these By-laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.

     1.8 Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize another person or persons to vote for such stockholder by a proxy executed or transmitted in a manner permitted by the General Corporation Law of Delaware by the stockholder or such stockholder's authorized agent and delivered (including by electronic transmission) to the Secretary of the corporation. No such proxy shall be voted upon after three years from the date of its execution, unless the proxy expressly provides for a longer period.

     1.9 Action at Meeting. When a quorum is present at any meeting, any matter other than the election of directors to be voted upon by the stockholders at such meeting shall be decided by the vote of the holders of shares of stock having a majority of the votes cast by the holders of all of the shares of stock present or represented and voting on such matter (or if there are two or more classes of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority of the stock of that class present or represented and voting on such matter), except when a different vote is required by law, the Certificate of Incorporation or these By-laws. When a quorum is present at any meeting, any election by stockholders of directors shall be determined by a plurality of the votes cast by the stockholders entitled to vote on the election.

     1.10  Nomination of Directors.

     (a) Except for (i) any directors entitled to be elected by the holders of preferred stock or any other securities of the corporation (other than common stock) and (ii) any directors elected in accordance with Section 2.9 hereof by the Board of Directors to fill a vacancy, only persons who are nominated in accordance with the procedures in this Section 1.10 shall be eligible for election as directors. Nomination for election to the Board of Directors of the corporation at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors or (ii) by any stockholder of the corporation who (x) complies with the notice procedures set forth in Section 1.10(b) and (y) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting.

     (b) To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the corporation as follows: (x) in the case of an election of directors at an annual meeting of stockholders, not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that (i) in the case of the annual meeting of stockholders of the corporation to be held in 2001 or (ii) in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (A) the sixtieth day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (y) in the case of an election of directors at a special meeting of stockholders, not earlier than the ninetieth day prior to such special meeting and not later than the close of business on the later of (i) the sixtieth day prior to such special meeting and (ii) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs. For purposes of these By-laws, including Sections 1.10 and 1.11, "public disclosure" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press, PR Newswire, Bloomberg, Reuters or comparable national news service, or in a document filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Securities and Exchange Act of 1934, as amended.

     The stockholder's notice to the Secretary shall set forth: (a) as to each proposed nominee (i) such person's name, age, business address and, if known, residence address, (ii) such person's principal occupation or employment, (iii) the class and number of shares of stock of the corporation which are beneficially owned by such person, and (iv) any other information concerning such person that must be disclosed as to nominees in proxy solicitations pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended; (b) as to the stockholder giving the notice (i) such stockholder's name and address, as they appear on the corporation's books, (ii) the class and number of shares of stock of the corporation which are owned, beneficially and of record, by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder and (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice; and (c) as to the beneficial owner, if any, on whose behalf the nomination is being made (i) such beneficial owner's name and address, (ii) the class and number of shares of stock of the corporation which are beneficially owned by such beneficial owner, and (iii) a description of all arrangements or understandings between such beneficial owner and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made. In addition, to be effective, the stockholder's notice must be accompanied by the written consent of the proposed nominee to serve as a director if elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required to determine the eligibility of such proposed nominee to serve as a director of the corporation.

     (c) The chairman of any meeting shall, if the facts warrant, determine that a nomination was not made in accordance with the provisions of this Section 1.10, and if the chairman should so determine, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

     (d) Except as otherwise required by law, nothing in this Section 1.10 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any nominee for director submitted by a stockholder.

     1.11  Notice of Business at Annual Meetings.

     (a) At any annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the election of directors of the corporation, the procedures in Section 1.10 must be complied with and (ii) if such business relates to any other matter, the stockholder must
(x) have given timely notice thereof in writing to the Secretary in accordance with the procedures set forth in Section 1.11(b) and (y) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting.

     (b) To be timely, a stockholder's notice must be received by the Secretary at the principal executive offices of the corporation not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year's annual meeting; provided, however, that (i) in the case of the such annual meeting and
(B) the tenth day following the day on which notice of annual meeting of stockholders of the corporation to be held in 2001 or (ii) in the event that the date of the annual meeting in any other year is advanced by more than 20 days, or delayed by more than 60 days, from the first anniversary of the preceding year's annual meeting, a stockholder's notice must be so received not earlier than the ninetieth day prior to such annual meeting and not later than the close of business on the later of (A) the sixtieth day prior to the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs.

     The stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the stockholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (iii) the class and number of shares of stock of the corporation which are owned, of record and beneficially, by the stockholder and beneficial owner, if any, (iv) a description of all arrangements or understandings between such stockholder or such beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of the stockholder or such beneficial owner, if any, in such business, and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. Notwithstanding anything in these By-laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures set forth in this Section 1.11; provided that any stockholder proposal which complies with Rule 14a-8 of the proxy rules (or any successor provision) promulgated under the Securities Exchange Act of 1934, as amended, and is to be included in the corporation's proxy statement for an annual meeting of stockholders shall be deemed to comply with the requirements of this Section 1.11.

     (c) The chairman of any meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Section 1.11, and if the chairman should so determine, the chairman shall so declare to the meeting and such business shall not be brought before the meeting.

     1.12  Conduct of Meetings.

     (a) Chairman of Meeting. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the Chairman's absence by the Vice Chairman of the Board, if any, or in the Vice Chairman's absence by the President, or in the President's absence by a Vice President, or in the absence of all of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen by vote of the stockholders at the meeting. The Secretary shall act as secretary of the meeting, but in the Secretary's absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

     (b) Rules, Regulations and Procedures. The Board of Directors of the corporation may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chairman of any meeting of stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

     (c) Closing of Polls. The chairman of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. If no announcement is made, the polls shall be deemed to have opened when the meeting is convened and closed upon the final adjournment of the meeting. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.

     (d) Inspectors of Election. In advance of any meeting of stockholders, the Board of Directors, the Chairman of the Board or the President shall appoint one or more inspectors or election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of such inspector's duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector's ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote in completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.

                                   ARTICLE II

                                   DIRECTORS

     2.1 General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law, the Certificate of Incorporation or these By-laws. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

     2.2 Number, Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors, but in no event shall be less than three. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

     2.3 Terms of Office. Each director shall serve for a term ending on the date of the annual meeting following the annual meeting at which such director was elected; provided, that the term of each director shall continue until the election and qualification of a successor and be subject to such director's earlier death, resignation or removal.

     2.4 Quorum. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each director so disqualified, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 2.2 constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

     2.5 Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by the Certificate of Incorporation or by these By-laws.

     2.6 Removal. Directors of the corporation may be removed only for cause by the affirmative vote of the holders of at least seventy-five percent (75%) of the votes which all the stockholders would be entitled to cast in any annual election of directors.

     2.7 Vacancies. Any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board, shall be filled only by vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected to hold office until the next election for which such director shall have been chosen, subject to the election and qualification of a successor and to such director's earlier death, resignation or removal.

     2.8 Resignation. Any director may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chairman of the Board, the President or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

     2.9 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place as the annual meeting of stockholders.

     2.10 Special Meetings. Special meetings of the Board of Directors may be held at any time and place designated in a call by the Chairman of the Board, the President, two or more directors, or by one director in the event that there is only a single director in office.

     2.11 Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending a telegram, telecopy or electronic mail, or delivering written notice by hand, to such director's last known business, home or electronic mail address at least 48 hours in advance of the meeting, or (iii) by sending written notice, via first-class mail or reputable overnight courier, to such director's last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.

     2.12 Meetings by Conference Communications Equipment. Directors may participate in meetings of the Board of Directors or any committee thereof by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

     2.13 Action by Written Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the written consents and electronic transmissions are filed with the minutes of proceedings of the Board or committee.

     2.14 Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of law, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-laws for the Board of Directors.

     2.15 Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.

                                  ARTICLE III

                                    OFFICERS

     3.1 Titles. The officers of the corporation shall consist of a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors may determine, including a Chairman of the Board, a Vice Chairman of the Board, and one or more Vice Presidents, Assistant Treasurers, and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

     3.2 Election. The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.

     3.3 Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.

     3.4 Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-laws, each officer shall hold office until such officer's successor is elected and qualified, unless a different term is specified in the resolution electing or appointing such officer, or until such officer's earlier death, resignation or removal.

     3.5 Resignation and Removal. Any officer may resign by delivering a written resignation to the corporation at its principal office or to the Chief Executive Officer or the Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some later time or upon the happening of some later event.

     Any officer may be removed at any time, with or without cause, by vote of a majority of the entire number of directors then in office.

     Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer's resignation or removal, or any right to damages on account of such removal, whether such officer's compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.

     3.6 Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of such officer's predecessor and until a successor is elected and qualified, or until such officer's earlier death, resignation or removal.

     3.7 Chairman of the Board. The Board of Directors may appoint from its members a Chairman of the Board. If the Board of Directors appoints a Chairman of the Board, such Chairman shall perform such duties and possess such powers as are assigned by the Board of Directors and, if the Chairman of the Board is also designated as the corporation's Chief Executive Officer, shall have the powers and duties of the Chief Executive Officer prescribed in Section 3.8 of these By-laws. Unless otherwise provided by the Board of Directors, the Chairman of the Board shall preside at all meetings of the Board of Directors and stockholders.

     3.8 President; Chief Executive Officer. Unless the Board of Directors has designated the Chairman of the Board or another person as the corporation's Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The Chief Executive Officer shall have general charge and supervision of the business of the Corporation subject to the direction of the Board of Directors. The President shall perform such other duties and shall have such other powers as the Board of Directors and the Chief Executive Officer (if the Chairman of the Board or another person is serving in such position) may from time to time prescribe.

     3.9 Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Chief Executive Officer, the President (if the President is not the Chief Executive Officer), and then the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors), shall perform the duties of the Chief Executive Officer and when so performing shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.

     3.10 Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the Chief Executive Officer may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.

     Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.

     In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the chairman of the meeting shall designate a temporary secretary to keep a record of the meeting.

     3.11 Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned by the Board of Directors or the Chief Executive Officer. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.

     The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the Chief Executive Officer or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.

     3.12 Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

                                   ARTICLE IV

                                 CAPITAL STOCK

     4.1 Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any shares of the authorized capital stock of the corporation held in the corporation's treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such lawful consideration and on such terms as the Board of Directors may determine.

     4.2 Certificates of Stock. Every holder of stock of the corporation shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, certifying the number and class of shares owned by such holder in the corporation. Each such certificate shall be signed by, or in the name of the corporation by, the Chairman or Vice Chairman, if any, of the Board of Directors, or the President or a Vice

President, and the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the corporation. Any or all of the signatures on the certificate may be a facsimile.

     Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction. There shall be set forth on the face or back of each certificate representing shares of such class or series of stock of the corporation a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

     4.3 Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-laws.

     4.4 Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen, or destroyed, upon such terms and conditions as the Board of Directors may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the Board of Directors may require for the protection of the corporation or any transfer agent or registrar.

     4.5 Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

     If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. If no record date is fixed, the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

     A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                                   ARTICLE V

                               GENERAL PROVISIONS

     5.1 Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January of each year and end on the last day of December in each year.

     5.2 Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.

     5.3 Waiver of Notice. Whenever notice is required to be given by law, by the Certificate of Incorporation or by these By-laws, a written waiver signed by the person entitled to notice or a waiver by electronic transmission by the person entitled to notice, whether before, at or after the time stated in such waiver, or the attendance of such person at such meeting shall be deemed equivalent to such notice.

     5.4 Voting of Securities. Except as the Board of Directors may otherwise designate, the President or the Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization, the securities of which may be held by this corporation.

     5.5 Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.

     5.6 Certificate of Incorporation. All references in these By-laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and in effect from time to time.

     5.7 Transactions with Interested Parties. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors at which the contract or transaction is authorized or solely because any such director's or officer's votes are counted for such purpose, if:

     (a) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;

     (b) The material facts as to the director's or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

     (c) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.

     Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

     5.8 Severability. Any determination that any provision of these By-laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-laws.

     5.9 Pronouns. All pronouns used in these By-laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.

                                   ARTICLE VI

                                   AMENDMENTS

     These By-laws may be altered, amended or repealed, in whole or in part, or new By-laws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.